3. Significant Accounting Policies: Share-based Payments (Policies)	12 Months Ended
Jul. 31, 2019
Policies
Share-based Payments

(g)    Share-based Payments

The Company grants share-based awards to employees, directors and non-employees as an element of compensation. The fair value of the awards granted to employees and directors is recognized over the vesting period as share-based compensation expense and share-based payment reserve. The fair value of share-based payments is determined using the Black-Scholes option pricing model using estimates at the date of the grant. At each reporting date prior to vesting, the cumulative expense representing the extent to which the vesting period has expired and management’s best estimate of the awards that are ultimately expected to vest is computed. The movement in cumulative expense is recognized in the statement of comprehensive loss with a corresponding entry within equity, against share-based payment reserve. No expense is recognized for awards that do not ultimately vest. When stock options are exercised, the proceeds received, together with any related amount in share-based payment reserve, are credited to share capital.

Share-based payment arrangements with non-employees in which the Company receives goods or services are measured based on the estimated fair value of the goods or services received, unless the fair value cannot be estimated reliably. If the Company cannot reliably estimate the fair value of the goods or services received, the Company will measure their value by reference to the fair value of the equity instruments granted.